A S S I G N M E N T

	WHEREAS, I, Rose Blackham, a resident of Colorado, having a postal mailing address of 225 Monroe Street, Denver, Colorado
80206, have adopted, used, and am using, and am the owner of certain right, title and interest in and to the mark THE
BALANCED WOMAN (hereinafter referred to as the "Mark") in Trademark Application No. 75/349,450, together with teaching concepts, character names like "Sara"; and written materials intended to be contained in a book called "The Balanced Woman"
(the "Intellectual Property"); and

	WHEREAS, The Balanced Woman, Inc. (hereinafter referred to as "ASSIGNEE"), a corporation duly organized and existing under the laws of the State of Utah, having a business address of 6375 South Highland Drive, SLC, Utah 84121, is desirous of acquiring the entire right, title, and interest in and to the Mark and the Intellectual Property, and all good will associated therewith and the above-identified Application;

	NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration paid to the ASSIGNOR by the ASSIGNEE, the receipt and sufficiency of which is hereby acknowledged, THE ASSIGNOR HEREBY ASSIGNS TO THE ASSIGNEE any and all right, title and interest which it may hold in and to the Mark and to the Intellectual Property, including any and all common law rights associated therewith, used in connection with materials used in marketing and presentation of personal growth seminars, classes and media presentations, eg workbooks, audio/video tapes, newsletters and stationery, International
Class 016, the above identified application, and any registration issuing therefrom, together with the goodwill of the business symbolized by and associated with the Mark.

	The ASSIGNOR hereby authorizes and requests the United States Commissioner of Patents and Trademarks to issue any and all certificates of registration of the Mark to the ASSIGNEE as the owner of the entire interest of said Mark, for the sole use and benefit of the said ASSIGNEE, its successors, assigns and legal representatives.

	ASSIGNEE hereby grants to ASSIGNOR a right of first refusal in the event that ASSIGNEE decides to sell or otherwise assign its interest in said Mark and/or in said Intellectual Property, provided that such right shall not be triggered if there is a sale of the stock of ASSIGNEE or the sale of all or substantially all of ASSIGNEE's assets.

	This Assignment and Agreement shall be binding upon any and all successors of the ASSIGNOR.

						/s/ Rose Blackham
						Rose Blackham

STATE OF UTAH	)
			: ss
COUNTY OF SALT LAKE	)

	Before me personally appeared Rose Blackham and acknowledged the foregoing instrument to be his free act and deed this ______ day of ___________________, 1999.

						Residing at/My commission expires:



_____________________________
Notary Public				________________________________